Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG GW&K Small Cap Value Fund II

(formerly AMG Managers Silvercrest Small Cap Fund)

Supplement dated June 21, 2021 to the Prospectus and Statement of Additional Information,

each dated February 1, 2021, as supplemented March 19, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Value Fund II (formerly AMG Managers Silvercrest Small Cap Fund) (the “Target Fund”), a series of AMG Funds IV, contained in the Target Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

At a special meeting held on June 18, 2021, shareholders of the Target Fund approved (i) an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of the Target Fund in exchange for shares of AMG GW&K Small Cap Value Fund (the “Acquiring Fund”), a series of AMG Funds, and the liquidation and termination of the Target Fund (the “Reorganization”), and (ii) a subadvisory agreement between AMG Funds LLC (“AMGF”), the current investment manager to the Target Fund, and GW&K Investment Management, LLC, the current interim subadviser to the Target Fund, with respect to the Target Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement took effect on June 18, 2021. The Reorganization is expected to close on or about August 9, 2021, or as soon thereafter as practicable, and the valuation for purposes of the Reorganization will be done at 4:00 p.m. Eastern Time on August 6, 2021 or such earlier or later time and day as may be mutually agreed upon in writing by the parties to the Agreement and Plan of Reorganization relating to the Reorganization. In anticipation of the Reorganization, generally the last day for purchases and exchanges into the Target Fund will be at the close of business on August 6, 2021.

AMGF has contractually agreed to the following fee changes for the Target Fund, all of which are effective after the close of business on June 18, 2021, and will continue until the Target Fund is reorganized with and into the Acquiring Fund (the “Termination Date”): (i) AMGF will waive a portion of the Target Fund’s management fee such that the management fee will be limited to 0.70%; (ii) AMGF will waive a portion of the shareholder servicing fees payable by Class I shares of the Target Fund such that the shareholder servicing fees paid by Class I shares of the Target Fund do not exceed 0.05%; (iii) AMGF will waive a portion of the shareholder servicing fees payable by Class N shares of the Target Fund such that the aggregate distribution and/or service fees and shareholder servicing fees paid by Class N shares of the Target Fund do not exceed 0.25%; and (iv) the Target Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least the Termination Date, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.90% of the Target Fund’s average daily net assets, subject to later reimbursement by the Target Fund in certain circumstances. These fee changes will result in the overall reduction of the Target Fund’s net expense ratios as compared with the Target Fund’s current fee structure, and will result in the net expense ratio of each class of shares of the Target Fund being the same as the net expense ratio of the corresponding class of shares of the Acquiring Fund.

In addition, the Prospectus is amended as follows:

The section titled “Summary of the Funds – AMG GW&K Small Cap Value Fund II – Portfolio Management – Subadviser” on page 25 is deleted and replaced with the following:

Subadviser

GW&K Investment Management, LLC

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG GW&K Small Cap Value Fund II” on page 49 is deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund’s portfolio.

In addition, the SAI is amended as follows:

The following is added to the end of the tenth paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 82:

Notwithstanding the foregoing, the Subadvisory Agreement with respect to AMG GW&K Small Cap Value Fund II provides for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law. The Subadvisory Agreement may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The Subadvisory Agreement terminates automatically in the event of its assignment.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE